Investor Presentation Fourth Quarter 2019 Exhibit 99.2

Information Related to Forward-Looking Statements Statements concerning interest rates, portfolio allocation, financing costs, portfolio hedging, prepayments, dividends, book value, utilization of loss carryforwards, any change in long-term tax structures (including any REIT election) and any other guidance on present or future periods constitute forward-looking statements that are subject to a number of factors, risks and uncertainties that might cause actual results to differ materially from stated expectations or current circumstances. These factors include, but are not limited to, changes in interest rates, increased costs of borrowing, decreased interest spreads, changes in political and monetary policies, changes in default rates, changes in prepayment rates and other assumptions underlying our estimates related to our projections of future core earnings, changes in the Company’s returns, changes in the use of the Company’s tax benefits, changes in mortgage investment asset yields, changes in the Company’s monetization of net operating loss carryforwards, changes in the Company’s ability to generate cash earnings and dividends, preservation and utilization of the Company’s net operating loss and net capital loss carryforwards, impacts of changes to and changes by Fannie Mae and Freddie Mac, actions taken by the U.S. Federal Reserve, the Federal Housing Finance Agency and the U.S. Treasury, availability of opportunities that meet or exceed the Company’s risk adjusted return expectations, ability and willingness to make future dividends, ability to generate sufficient cash through retained earnings to satisfy capital needs, and general economic, political, regulatory and market conditions. These and other material risks are described in the Company's most recent Annual Report on Form 10-K and any other documents filed by the Company with the SEC from time to time, which are available from the Company and from the SEC, and you should read and understand these risks when evaluating any forward-looking statement. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect the Company. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Contents SECTION SLIDE NUMBER Company Snapshot Slide 3 Q4 2019 Financial Results and Portfolio Update Slide 7 Additional Market Data and Financial Information Slide 19

COMPANY SNAPSHOT

Publicly Traded Capital

ARLINGTON ASSET INVESTMENT

Class A Common Stock
Ticker: AI
Exchange: NYSE

Market Capitalization: $217 million (1)
Annual Dividend Yield: 15.3% (1)(2)

ARLINGTON ASSET INVESTMENT

Senior Notes Due 2023
Ticker: AIW
Exchange: NYSE

Per Annum Interest Rate: 6.625%
Current Strip Yield per Annum: 7.14% (1)(3)
Maturity Date: May 1, 2023

ARLINGTON ASSET INVESTMENT

Series B Cumulative Perpetual Redeemable Preferred Stock
Ticker: AI PrB
Exchange: NYSE

Per Annum Dividend Rate:
7.00% Payable Quarterly
Current Strip Yield per Annum: 8.25% (1)(3)

ARLINGTON ASSET INVESTMENT

Senior Notes Due 2025
Ticker: AIC
Exchange: NYSE

Per Annum Interest Rate: 6.75%
Current Strip Yield per Annum: 7.47% (1)(3)
Maturity Date: March 15, 2025

ARLINGTON ASSET INVESTMENT

Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock
Ticker: AI PrC
Exchange: NYSE

Per Annum Dividend Rate:
8.25% Payable Quarterly
Current Strip Yield per Annum: 9.29% (1)(3)

(1) As of February 13, 2020.
(2) Based on most recent quarterly dividend.
(3) Source: Bloomberg

ARLINGTON ASSET INVESTMENT
4

Company Snapshot Real estate investment trust (“REIT”) focused on mortgage assets Selectively and opportunistically allocate investable capital among the following current investment strategies: Agency MBS Highly liquid residential MBS that carry a credit guarantee from Fannie Mae, Freddie Mac or Ginnie Mae Mortgage Credit Investments Includes MBS or mortgage loans secured by residential or commercial real property Internally-managed NYSE Ticker AI Share Price (2/13/20) $5.90 Book Value Per Common Share (12/31/19) $7.86 GAAP Net Income per Diluted Share (Q4 ‘19) $0.72 Non-GAAP Core Operating Income per Diluted Share (Q4 ‘19) (1) $0.18 Dividend per Common Share (Q4 ‘19) $0.225 Dividend Yield (2/13/20) 15.3% Common Equity Market Cap (2/13/20) $217 million Mortgage Investment Portfolio (12/31/19) $3.9 billion Investable Capital (12/31/19) (2) $402 million A reconciliation of non-GAAP core operating income to GAAP net income (loss) available (attributable) to common stock is provided on slide 24. Investable capital represents shareholders’ equity plus long-term unsecured debt. Arlington Asset Investment Corp. Summary

Mortgage loans secured by, or MBS ultimately secured by, residential or commercial real property Includes the following primary asset classes: Single borrower, single property commercial mortgage loans Pools of small balance commercial mortgage loans Business purpose loans consisting of mortgages on residential investment properties Non-qualified residential mortgage (“Non-QM”) loans Prudently utilize leverage to increase potential returns Level of leverage is based upon asset class and risk profile Highly liquid residential MBS that carry a credit guarantee from Fannie Mae, Freddie Mac or Ginnie Mae Allocate between high quality specified pools selected for favorable prepayment characteristics or generic “TBA” pools Prudently utilize leverage to increase potential returns Utilize hedging transactions to mitigate interest rate sensitivity Current Investment Strategy Alternatives . Agency MBS Mortgage Credit Investments Illustrative levered returns – approximately 9% to 11% Illustrative levered returns – approximately 11% to 16%

Q4 2019 FINANCIAL RESULTS AND PORTFOLIO UPDATE

Q4 2019 Financial Highlights $0.72 GAAP net income per diluted common share $0.18 non-GAAP core operating income (1) per diluted common share 9.5% annualized core operating income return on average common equity (2) Unchanged from the prior quarter as a result of: a decrease in weighted average secured financing costs driven by Federal Reserve interest rate cuts lower general and administrative expenses a reduction in agency MBS asset yields due primarily to continued reallocation from higher to lower coupon securities a reduction in average leverage and investment portfolio volumes $0.225 per common share dividend $7.86 book value per common share as of December 31, 2019 Increase of 6.9% from $7.35 as of September 30, 2019 Economic return of 10% measured as the change in book value per common share plus dividends declared during the quarter A reconciliation of non-GAAP core operating income to GAAP net income (loss) available (attributable) to common stock is provided on slide 24. See slide 16 for further information. Economic net interest income is a non-GAAP financial measure. See slide 15 for further information.

Investment Portfolio Allocation as of 12/31/2019 Investable capital is calculated as the Company’s GAAP shareholders’ equity plus long-term unsecured debt. Investable capital allocated to mortgage credit assets is calculated as Non-Agency MBS plus Mortgage Loans less the short-term secured debt collateralized by such assets. Remaining investable capital is allocated to Agency MBS. For Agency MBS, calculated as [short-term secured financing collateralized by agency MBS +(-) net payable (receivable) for unsettled securities – cash] divided by the investable capital allocated to agency MBS. For Mortgage Credit, calculated as short-term secured financing collateralized by Non-Agency MBS and Mortgage Loans divided by the investable capital allocated to Mortgage Credit assets. Asset Allocation Investable Capital Allocation

As of December 31, 2019 $3.77 Billion Fair Value As of September 30, 2019 $4.11 Billion Fair Value Agency MBS Investment Portfolio Allocation Specified Pool vs. TBA Allocation (1) Includes the fair value of the agency MBS underlying forward-settling “to-be-announced (“TBA”) purchase or sale commitments that are accounted for as derivative instruments in accordance with GAAP. The difference between the contractual forward price of the Company’s TBA commitments and the fair value of the underlying MBS is reflected on the Company’s consolidated balance sheets as a component of “derivative assets, at fair value” or “derivative liabilities, at fair value.” By Fixed Coupon Rate (1) As of September 30, 2019 As of December 31, 2019

Specified Agency MBS Yield Performance Historical Quarterly Prepayments (2) and GAAP Asset Yield Performance: Q4 2019 GAAP Prepayments and Asset Yield Performance (dollars in thousands): Unpaid principal balance. CPR of equivalent TBA eligible calculated as the average of the outstanding population of all Fannie Mae TBA eligible MBS weighted based on the contractual maturity and coupon composition of AI’s monthly investment portfolio.

To-be-Announced (“TBA”) Dollar Roll Performance TBA dollar roll transactions involve delaying, or “rolling,” the settlement of a forward-settling purchase of a TBA agency MBS by entering into an offsetting “spot” sale prior to the settlement date, net settling the “paired-off” positions in cash, and contemporaneously entering another forward-settling purchase of a TBA agency MBS of the same essential characteristics for a later settlement date at a price discount relative to the “spot” sale. Cost basis is based upon the contractual price of the initial TBA purchase trade of each individual series of dollar roll transactions. Asset yield calculated based upon future cash flow estimates obtain from Citi’s the Yield Book, a third-party model, for an illustrative 3.0% coupon specified pool purchased on January 15, 2020. For comparative purposes, assumes agency MBS is 100% financed with a one-month repurchase agreement. TBA dollar roll net interest spread based upon the “price drop” between the February and March settlement of a 3.0% coupon TBA as of January 15, 2020. Source: Bloomberg Q4 2019 Dollar Roll (1) Income (dollars in thousands): Recent Relative TBA Dollar Roll Performance and Historical Monthly Price Drop:

Financing Update 16 counterparties with access to 19 total counterparties Less than 10% of equity-at-risk with any one counterparty 6.0% of equity-at-risk with largest counterparty 25.9% of equity-at-risk with five largest counterparties Diversified Funding Sources As of December 31, 2019 (dollars in thousands): The Company’s repo agreements generally have one-month terms while the Company receives three-month LIBOR on its interest rate swaps Increases in the spread between three- and one-month LIBOR generally positively impact the Company’s economic funding costs (and vice versa) Repo Rate vs. One-Month LIBOR One-Month vs. Three-Month LIBOR The spread of repo financing rates over one-month LIBOR has increased in recent quarters

Hedging Update Interest Rate Swaps as of December 31, 2019 (dollars in thousands): Duration is calculated based upon each interest rate swap’s “DV01” (a valuation metric illustrating the dollar value of a one basis point increase in interest rates) as reported by the Chicago Mercantile Exchange, the clearinghouse through which those instruments were centrally cleared. Duration is a measure of how much the price of an asset or liability is expected to change if interest rates move in a parallel manner. Q4 2019 Interest Rate Swap Activity

Non-GAAP Core Operating Income (1) Core operating income and economic net interest income are non-GAAP financial measures. These non-GAAP measures are used by management to evaluate the financial performance of the Company’s long-term investment strategy and core business activities over periods of time as well as assist with the determination of the appropriate level of periodic dividends to stockholders. The Company believes that non-GAAP core operating income and economic net interest income assist investors in understanding and evaluating the financial performance of the Company’s long-term investment strategy and core business activities over periods of time as well as its earnings capacity. A limitation of utilizing these non-GAAP financial measures is that the effect of accounting for “non-core” events or transactions in accordance with GAAP does, in fact, reflect the financial results of our business and these effects should not be ignored when evaluating and analyzing our financial results. The Company believes that net income and comprehensive income determined in accordance with GAAP should be considered in conjunction with non-GAAP core operating income and economic net interest income. A reconciliation of non-GAAP core operating income to GAAP net income (loss) available (attributable) to common stock is provided on slide 24. Non-GAAP Core Operating Income Per Diluted Share Rollforward – Q4 2019 vs. Q3 2019

Core Operating Income Return on Equity Includes interest expense incurred from repurchase agreement financing and net interest income earned or expense incurred from interest rate swaps. Excludes the economic cost or benefit of hedging instruments other than interest rate swaps. Calculated based upon the weighted average balance of repurchase agreement financing for the period multiplied by the ratio of average common equity to average total investable capital (common equity plus preferred equity plus unsecured debt). Expressed as an annualized percentage of average common equity for the period. Expressed as an annualized percentage of average common equity for the period. For example, for the fourth quarter of 2019, calculated as $0.1 million in dollar roll income (representing an implied net interest spread of 0.58% on a weighted average cost basis of $90 million). All else being equal, as the average balance of the Company’s TBA dollar roll portfolio increases, the calculated annualized return on average common equity will increase (and vice versa). Calculated as [GAAP interest income less repurchase agreement interest expense plus (less) interest rate swap net interest income (expense) plus TBA dollar roll income] multiplied by the ratio of average preferred equity and unsecured debt to average total investable capital. Expressed as an annualized percentage of average common equity for the period. Core general and administrative expenses represent non-interest expenses reported within the line item “total general and administrative expenses” of the consolidated statements of comprehensive income less stock-based compensation expense. Presented net of investment advisory fee income. For the third quarter of 2019, excludes a non-recurring expense related to a one-time out-of-period payment made in that period for a business, professional and occupation license tax from Arlington County, Virginia for the 2018 tax year. Core general and administrative expenses and investment advisory fee income have been allocated to common equity and preferred equity and unsecured debt on a pro rata basis based upon average capital balances for the period.

Agency MBS Portfolio Weighted Average Statistics Includes interest expense incurred from repurchase agreement financing and net interest income earned or expense incurred from interest rate swaps. Excludes the economic cost or benefit of hedging instruments other than interest rate swaps. Calculated as the total of the following, expressed as an annualized percentage of the total agency MBS weighted average cost basis for the period: GAAP interest income from agency MBS, plus TBA dollar roll income, less agency MBS repurchase agreement interest expense, less interest rate swap net interest expense.

Book Value Per Share Rollforward Calculated based upon weighted average diluted shares outstanding during the quarter. Excludes TBA dollar roll income, which is included in non-GAAP core operating income. Excludes net interest income or expense incurred from interest rate swap agreements, which is included in non-GAAP core operating income.

ADDITIONAL MARKET DATA AND FINANCIAL INFORMATION

Market Data (1)(2) 30-Year FNMA fixed rate price information is provided for illustrative purposes only and represents generic FNMA TBA prices and is not meant to be reflective of securities held by the Company. Source: Bloomberg

Well Matched Hedging Can Protect Profitability Though Various Rate Environments Net interest margin fluctuates based on economic and U.S. Federal Reserve cycles The Company utilizes interest rate swaps to attempt to lock into cost of funds for a defined period Mortgage principal repayments are reinvested at then-current investment spreads Mortgage investment spreads have historically never been negative even in periods of inverted U.S. Treasury yield curves Historical Agency MBS Investment Spread and Related Data 150 bps 76 bps on 1/24/2019

Balance Sheet Represents shares of common stock outstanding plus vested restricted stock units convertible into common stock less unvested restricted common stock. Book value per common share is calculated as total equity less the preferred stock liquidation preference divided by common shares outstanding. Calculated as the sum of repurchase agreement financing, plus (less) any net payable (receivable) for unsettled securities, plus the net contractual forward price of TBA commitments, less cash compared to shareholders’ equity plus long-term unsecured debt.

Statement of Comprehensive Income

Non-GAAP Core Operating Income Reconciliation (1) Core operating income and economic net interest income are non-GAAP financial measures. These non-GAAP measures are used by management to evaluate the financial performance of the Company’s long-term investment strategy and core business activities over periods of time as well as assist with the determination of the appropriate level of periodic dividends to stockholders. The Company believes that non-GAAP core operating income and economic net interest income assist investors in understanding and evaluating the financial performance of the Company’s long-term investment strategy and core business activities over periods of time as well as its earnings capacity. A limitation of utilizing these non-GAAP financial measures is that the effect of accounting for “non-core” events or transactions in accordance with GAAP does, in fact, reflect the financial results of our business and these effects should not be ignored when evaluating and analyzing our financial results. The Company believes that net income and comprehensive income determined in accordance with GAAP should be considered in conjunction with non-GAAP core operating income and economic net interest income. Core operating income for the third quarter of 2019 excludes a non-recurring expense related to a one-time out-of-period payment made in that period for a business, professional and occupation license tax from Arlington County, Virginia for the 2018 tax year. Reconciliation of GAAP net income to non-GAAP core operating income:

Specified Agency MBS Investment Portfolio Specified pools of loans with original balances of up to $150K. Specified pools of loans with original balances between $150K and $175K. Specified pools of loans with original balances between $175K and $200K. Specified pools of loans with original balances between $200K and $225K. Other specified pools primarily include pools of loans with higher loan-to-value ratios, loans for properties in certain geographical areas, and low FICO loans. Unpaid principal balance. WAC represents the weighted average coupon of the underlying collateral. Loan age represents the weighted average age of the underlying collateral. Actual 3-month constant prepayment rate (“CPR”) represents annualized 3-month CPR published in January 2020 for securities held as of December 31, 2019. Remaining life represents the weighted average expected remaining life of the security based on expected future CPR as estimated by Citi’s “The Yield Book,” a third-party model. Duration is derived from the Citi’s “The Yield Book,” a third-party model. Duration is a measure of how much the price of an asset or liability is expected to change if interest rates move in a parallel manner and is dependent upon several subjective inputs and assumptions. Actual results could differ materially from these estimates. In addition, different models could generate materially different estimates using similar inputs and assumptions. Fixed-Rate Agency MBS Selected for Favorable Prepayment Characteristics as of December 31, 2019

Duration is derived from the Citi’s “The Yield Book,” a third-party model. Duration is a measure of how much the price of an asset or liability is expected to change if interest rates move in a parallel manner and is dependent upon several subjective inputs and assumptions. Actual results could differ materially from these estimates. In addition, different models could generate materially different estimates using similar inputs and assumptions. Total liability and hedge duration is expressed in asset units. Excludes unsecured debt. Interest rate sensitivity of MBS and TBA commitments is derived from The Yield Book, a third-party model. Actual results could differ significantly from these estimates. Interest rate sensitivity is based on assumptions resulting in certain limitations, including (i) an instantaneous shift in rates with no changes to the slope of the yield curve, (ii) no changes in MBS spreads, and (iii) no changes to the investment or hedge portfolio. Agency MBS Portfolio Net Duration Gap as of December 31, 2019 Interest Rate Sensitivity as of December 31, 2019 (3) Book Value Sensitivity to Interest Rates

Agency MBS spread sensitivity is derived from The Yield Book, a third-party model. Actual results could differ significantly from these estimates. The estimated change in book value reflects an assumed spread weighted average duration of 5.2 years, which is a model-based assumption that is dependent upon the size and composition of our portfolio as well as economic conditions present as of December 31, 2019. The agency MBS spread sensitivity is based on assumptions resulting in certain limitations, including (i) no changes in interest rates, and (ii) no changes to the investment or hedge portfolio. Agency MBS Spread Sensitivity as of December 31, 2019 (1) Historical Agency MBS to U.S. Treasury Yield Spread 107 bps 134 bps 80 bps on 1/24/2020 89 bps on 1/24/2020 Book Value Sensitivity to Agency MBS Spreads